Supplement
to the Standard and Service Class Prospectuses for the
Lincoln Variable Insurance Products Trust
Dated April 30, 2010 as Supplemented October 1, 2010

LVIP Wells Fargo Intrinsic Value Fund

Effective October 29, 2010, the Portfolio Manager information in the table on Page 5 is to be deleted and replaced with the following:

Portfolio Manager(s)
A team led by Gary W. Lisenbee and Jeffrey Peck is responsible for the day-to-day management of the fund.  Mr. Lisenbee is Chief Executive Officer and Chief Investment Officer of MetWest Capital.  He co-founded MetWest Capital in 1997. Prior to co-founding MetWest Capital, he served as Principal, Portfolio Manager and Investment Policy Committee member with Palley-Needelman Asset Management, Inc., as Senior Vice President, Portfolio Manager and Investment Policy Committee member with Van Deventer Hoch, Investment Counsel and as Partner and Research Analyst with Phelps Investment Management. Mr. Lisenbee has been working in the investment management field since 1973. He earned both a BA in Accounting and a MA in Economics from California State University, Fullerton.  Mr. Peck is Director of Research and serves as Lead Strategist of the Large Cap Intrinsic Value strategy with MetWest Capital's investment team. He joined MetWest Capital in 2004. Previously, he served as Equity Research Analyst with both Janney Montgomery Scott and Bear Stearns Co., Inc. Mr. Peck has been working in the investment management field since 1995. He earned a B.S. in Mechanical Engineering from State University of New York, Buffalo and a M.B.A. from New York University's Stern School of Business. In 2004, Mr. Peck received the honor of being named a Best on the Street Analyst by The Wall Street Journal.

This Supplement is dated November 12, 2010.

Please keep this Supplement with your records.

Supplement
to the Statement of Additional Information
for the
Lincoln Variable Insurance Products Trust
Dated April 30, 2010 as Supplemented October 1, 2010

LVIP Wells Fargo Intrinsic Value Fund

Effective October 29, 2010, the following changes are to be made to the Statement of Additional Information:

On Page 39, the information regarding Metropolitan West Capital Management, LLC (“MetWest Capital”) is to be deleted and replaced with the following:

Metropolitan West Capital Management, LLC (MetWest Capital) was founded in 1997 and is an SEC-registered asset management firm based in Newport Beach, California.  MetWest Capital is majority owned by Wells Fargo Bank, N.A., which is a wholly owned subsidiary of Wells Fargo & Company and minority owned by its founding partners.

On Page 42 in the “Other Accounts Managed” section, the information in the chart regarding MetWest Capital is to be deleted and replaced with the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Adviser/Sub-Adviser and Portfolio Manager	Number of Accounts	Total Assets* in the Accounts	Number of Accounts	Total Assets* in the Accounts	Number of Accounts	Total Assets* in the Accounts
Jeffrey Peck	12	$5,157	6	$490	407	$6,357
Gary W. Lisenbee	12	$5,157	6	$490	407	$6,357

*in millions of dollars

On Page 43 in the “Other Accounts Managed with Performance-Based Advisory Fees” section, the information in the chart regarding MetWest Capital is to be deleted and replaced with the following:

Adviser/Sub-Adviser and Portfolio Manager	Number of Accounts with Incentive Fees	Total Assets*
Jeffrey Peck	2	$46
Gary W. Lisenbee	2	$46

*in millions of dollars

This Supplement is dated November 12, 2010

Please keep this Supplement with your records.